UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 9, 2023
Date of Report (date of earliest event reported)
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Babylon Holdings Limited
(Exact name of registrant as specified in its charter)
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Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)
2500 Bee Cave Road Building 1 - Suite 400 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)
(512) 967-3787
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Bridge Facility Agreement

On March 9, 2023, Babylon Holdings Limited (“Babylon” or the “Company” and, together with its consolidated subsidiaries, the “Group”) and certain affiliates of, or funds managed and/or advised by, AlbaCore Capital LLP (the “AlbaCore Bridge Notes Subscribers”) entered into a bridge loan notes facility agreement (the “Bridge Facility Agreement”) by and among the Company, as borrower, Babylon Healthcare Inc., Babylon Partners Ltd., and Babylon Inc., as subsidiary guarantors (the “Subsidiary Guarantors”), and Babylon Group Holdings Limited, a limited company organized under the laws of England, as parent guarantor (the “Parent Guarantor” and, together with the Subsidiary Guarantors, the “Guarantors”), pursuant to which the AlbaCore Bridge Notes Subscribers have agreed to provide Babylon with secured debt financing in the form of a senior secured term loan notes facility (the “Bridge Facility”) for an aggregate principal amount of up to $34,500,000, to be funded in three tranches. The Bridge Facility is subject to an original issue discount (calculated on the basis of an aggregate principal amount of $30,000,000). The provision of the Bridge Facility is subject to the satisfaction of the customary conditions precedent described in the Bridge Facility Agreement, including the receipt of certain security agreements and other transaction documentation.

The Parent Guarantor is a new intermediate holding company that is a wholly-owned direct subsidiary of the Company and will, upon completion of the transfer of ownership of the capital stock of Babylon Partners Ltd., Babylon Inc. and Babylon Healthcare Services Limited pursuant to a sale and purchase agreement, directly or indirectly own 100% of the capital stock of each of the Subsidiary Guarantors. The Guarantors for the Bridge Facility must represent 90% of the consolidated (i) gross assets or net assets and (ii) revenue, in each case, of the Group tested semi-annually (commencing on and from December 31, 2023) and excluding Babylon Healthcare Services Limited and any member of the Group incorporated in Brazil, India, Malaysia and Rwanda. Any individual member of the Group, excluding Babylon Healthcare Services Limited and members of the Group incorporated in Brazil, India, Malaysia and Rwanda, with more than 5% of consolidated (i) gross assets or net assets, and (ii) revenue, in each case, of the Group shall become a guarantor and grant security under the Bridge Facility. If any dormant member of the Group, excluding members of the Group incorporated in Brazil, India, Malaysia and Rwanda, start operations and acquire more than 1% of consolidated (i) gross assets or net assets, or (ii) revenue, in each case, of the Group, such members of the Group are required to become guarantors and grant security under the Bridge Facility.

The Bridge Facility is secured principally by all the assets of the Company including the shares in its subsidiaries, all assets of the Guarantors, the shares of the Guarantors, agreed intercompany loans and economic interests in the Meritage Medical Network (the “IPA Business”). The Bridge Facility contains customary mandatory prepayment provisions including: (i) 70% of the aggregate net cash proceeds in excess of the first $100,000,000 received on a cumulative basis in connection with any disposals or any equity, subordinated or convertible debt financing, subject to customary exceptions; (ii) upon a change of control; and (iii) net cash proceeds of certain insurance claims. The Bridge Facility contains a minimum liquidity covenant in respect of the Group which is tested weekly, which shall be replaced by a minimum liquidity of $20,000,000, which is tested monthly, after the Company has (i) completed the issuance of equity, subordinated debt (including junior convertible capital) and/or a new incurrence of pari passu ranking debt in order to raise net cash proceeds of no less than $50,000,000, together with any amounts applied in repayment of the Bridge Facility (the “Recapitalization”) or (ii) completed a sales process relating to the sale of the Group, a sale of a strategic minority stake in the group or a sale of material assets or subsidiaries of the Group, in each case, raising net cash proceeds (including the release of any restricted or trapped cash) of no less than $150,000,000 aggregate cash proceeds (the “M&A Process”).

The Company has a pre-existing financing relationship with AlbaCore Capital LLP. On November 4, 2021, the Company issued $200,000,000 aggregate principal amount of unsecured notes due 2026 (the “Existing Notes”) to certain affiliates of, or funds managed or advised by, AlbaCore Capital LLP (the “AlbaCore Existing Notes Subscribers”) pursuant to a note subscription agreement (the “Note Subscription Agreement”) and deed poll (the “Deed Poll”) and on March 31, 2022, the Company issued $100,000,000 aggregate principal amount of additional Existing Notes to the AlbaCore Note Subscribers pursuant to a note subscription agreement dated December 23, 2021 and a supplemental deed poll dated March 31, 2022. In addition, the Company has issued warrants (the “AlbaCore Warrants”) to subscribe for Class A ordinary shares, par value $0.001056433113 per share, of the Company (the “Class A ordinary shares”) to the AlbaCore Existing Notes Subscribers pursuant to a warrant instrument dated November 4, 2021, as amended and restated on March 31, 2022 (the “Warrant Instrument”).

The first tranche of the Bridge Facility (“Tranche One”, in an aggregate principal amount of $13,800,000, representing $12,000,000 net of original issue discount) will be provided from and including the date on which the conditions precedent in respect of Tranche One have been satisfied or waived (the “Closing Date”) until March 15, 2023 and shall be subject, among other conditions, to the public announcement by the Company disclosing the Bridge Facility within four business days of the date of the Bridge Facility Agreement; the second tranche of the Bridge Facility (“Tranche Two”, in an aggregate principal amount of $11,500,000, representing $10,000,000 net of original issue discount) may be utilized from the date that is twelve business days following the date of the Bridge Facility until April 30, 2023 subject, among other conditions, to: (i) the prior utilization in full of Tranche One and (ii) the Company having invited one or more potential financiers to submit non-binding term sheets or bids, as applicable, in respect of the Recapitalization or the M&A Process; and the third tranche of the Bridge Facility (“Tranche Three”, in an aggregate principal amount of $9,200,000, representing $8,000,000 net of original issue discount) may be utilized from the date that is twelve business days following the date of the Bridge Facility until May 1, 2023 subject, among other conditions, to: (i) the prior utilization in full of Tranche One and Tranche Two; and (ii) the Company having received binding term sheets for the Recapitalization or the M&A Process by May 1, 2023, which may be extended until May 31, 2023, subject to certain conditions including that the liquidity forecast of the Group through the extension period is above a specified amount and subject to a five business day cure period. Subject to the foregoing conditions, each tranche will be fully drawn down in one utilization.

The Bridge Facility Agreement provides that proceeds from the Bridge Facility must be used for working capital purposes and payments of fees, costs and expenses in connection with the Bridge Facility and related transaction documentation. The Group is also subject to additional restrictions under the Bridge Facility Agreement with respect to acquiring shares, businesses or material assets, a prohibition on distribution to or dividends to shareholders during the term of the Bridge Facility, incurrence of financial indebtedness, grants of liens and security, extension of credit and guarantees, outside the ordinary course of business, some of which are partially disapplied following the completion of the Recapitalization or the M&A Process. In addition, unless the liquidity of the Group is greater than or equal to $25,000,000, the Group will be subject to certain additional restrictions in relation to the application and use of cash including in relation to the acquisition of shares, businesses and material assets and the repayment or prepayment of certain types of financial indebtedness. The Bridge Facility contains events of default if the Company fails to satisfy the milestones in relation to the Recapitalization or the M&A Process described above and other events of default customary for financings of this nature. The Bridge Facility will mature on November 4, 2026.

The Bridge Facility bears PIK interest at a rate of Term SOFR plus credit adjustment spread plus a 12% margin. All PIK interest shall be capitalized and added to the principal of the Bridge Facility on the interest payment date of each month, and an upfront fee of 15% of the aggregate commitments under the Bridge Facility (less the aggregate of the amounts of the original issue discount and certain costs, fees and expenses) shall be deferred until the earliest to occur of (i) completion of the Recapitalization or the M&A Process, (ii) repayment/prepayment of the Bridge Facility, (iii) an insolvency event of the Company or any Guarantor, or (iv) acceleration of repayment of the Bridge Facility.

In connection with, and as following execution of the Bridge Facility Agreement, the AlbaCore Bridge Notes Subscribers shall have the right to nominate a candidate for appointment by the Company as an independent, non-executive director to the board of directors of the Company. The Company shall use all reasonable endeavors to complete such appointment to the board of directors within 15 business days of the day on which AlbaCore selects such nominee and the appointment shall be completed not later than 30 business days of such date. The Company has also agreed that it shall appoint one additional independent, non-executive director (the identity of such director to be determined in consultation with the AlbaCore Bridge Notes Subscribers or, if no director is selected within 20 business days after the execution of the Bridge Facility Agreement, with the assistance of an independent search consultant) to the board of directors of the Company and that the appointment shall be completed not later than the date that is 50 business days after the date of the Bridge Facility Agreement. In the event that the Company does not achieve certain milestones as described in the Bridge Facility Agreement, the Company has agreed that the Company shall appoint two additional independent, non-executive directors to the board of directors of the Company on the basis of a selection and appointment process substantially similar to the aforementioned process. The milestones consist of the Company: (i) receiving one or more non-binding term sheets in respect of the Recapitalization or one or more non-binding bids in respect of the M&A Process by not later than March 27, 2023 or (ii) receiving binding term sheets or commitments from one or more financiers in respect of the Recapitalization process or binding bids from one or more bidders in respect of the M&A Process on or before May 1, 2023 (subject to the extension provisions described above).

In connection with, and as a condition subsequent to the execution of the Bridge Facility Agreement, the Company shall issue Class A ordinary shares representing 2.3% of the share capital of the Company (excluding earnout shares and employee awards) as at the Closing Date to the AlbaCore Bridge Note Subscribers at par value in a private placement pursuant to a subscription agreement (the “Equity Subscription Agreement”), and shall amend and restate the Warrant Instrument such that the subscription entitlement of the AlbaCore Existing Notes Subscribers to receive Class A ordinary shares pursuant to the terms of the Warrant Instrument is deemed automatically and irrevocably exercised following the Closing Date. Under the terms of the Equity Subscription Agreement, the Company will be required to file a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) registering the resale of Class A ordinary shares issued under the Equity Subscription Agreement not more than 20 business days after the filing of the Company’s Annual Report on Form 10‑K with the SEC.

Amendment to the Existing Notes

As a condition to the funding of the Bridge Facility and the grant of consent by the AlbaCore Existing Notes Subscribers to the Company and the Subsidiary Guarantors entering into the Bridge Facility, the Company and the AlbaCore Existing Notes Subscribers have agreed to certain amendments to the Existing Notes and the Deed Poll, the grant of security in favor of the AlbaCore Existing Notes Subscribers by the Company and the Parent Guarantor only (on a junior basis to the AlbaCore Bridge Notes Subscribers) and a consent fee in the amount of $1,500,000 will be capitalized into the principal amount of the Existing Notes. These amendments will align certain of the covenants of the Existing Notes to the covenants of the Bridge Facility, including the minimum liquidity covenant, the prohibition on distribution to or dividends to shareholders, the governance undertakings and milestones and provide for the capitalization of accrued interest on the Existing Notes in respect of the interest period ending May 4, 2023 at a rate equal to the interest rate of the Existing Notes plus 2% per year.

The Company, the Subsidiary Guarantors, the AlbaCore Bridge Notes Subscribers and the AlbaCore Existing Notes Subscribers will enter into an intercreditor agreement on customary terms in relation to the security granted and the regulation of the priority between the Bridge Facility and the Existing Notes and including certain limited recourse provisions in relation to the Bridge Facility and the Existing Notes.

Item 1.02 Termination of a Material Definitive Agreement.

Automatic exercise of subscription entitlement to Class A Ordinary Shares and Amendment to the Warrant Instrument

In connection with entering into the Bridge Facility Agreement, the Warrant Instrument shall be amended so that the subscription entitlement of the AlbaCore Existing Notes Subscribers to receive Class A ordinary shares is deemed automatically and irrevocably exercised following the Closing Date.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 “Bridge Facility Agreement” of this Current Report is hereby incorporated by reference in this Item 2.03.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2023

Babylon Holdings Limited

By:	/s/ David Humphreys
Name:	David Humphreys
Title:	Chief Financial Officer